Exhibit 99.1

ORIENT-EXPRESS HOTELS LTD.
Canon’s Court
22 Victoria Street
Hamilton HM 12, Bermuda

NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS

NOTICE OF SEPARATE SPECIAL GENERAL MEETING OF
HOLDERS OF CLASS B COMMON SHARES

October 10, 2008

THESE SPECIAL GENERAL MEETINGS ARE BEING CONVENED BY YOUR BOARD OF DIRECTORS PURSUANT TO A PURPORTED REQUISITION SERVED BY D. E. SHAW OCULUS PORTFOLIOS, L.L.C., D. E. SHAW VALENCE PORTFOLIOS, L.L.C., CR INTRINSIC INVESTMENTS LLC AND CEDE & CO. ON AUGUST 25, 2008 PURSUANT TO SECTION 74 OF THE COMPANIES ACT 1981 OF BERMUDA (AS AMENDED).  THE BOARD OF DIRECTORS BELIEVES THE PURPORTED REQUISITION IS MISCONCEIVED AND ADOPTION OF THE RESOLUTIONS PROPOSED IN THIS REQUISITION IS CONTRARY TO THE BEST INTERESTS OF ORIENT-EXPRESS HOTELS LTD.  THE BOARD OF DIRECTORS ALSO HAS SERIOUS DOUBTS CONCERNING THE VALIDITY OF THE PURPORTED REQUISITION AND RESERVES THE RIGHT TO CHALLENGE THE VALIDITY OF ANY RESOLUTIONS THAT MAY BE APPROVED AT THESE SPECIAL MEETINGS.

A special general meeting (the “Special General Meeting”) of shareholders of ORIENT-EXPRESS HOTELS LTD., a Bermuda company (the “Company”), will be held at the registered office of the Company at the offices of Appleby, Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda on Friday, October 10, 2008 at 10:00 a.m., Bermuda time, for the transaction of the following business:

To consider and, if thought fit, to pass the following resolutions:

Resolution 1.  That:

1.1  the Bye-Laws of the Company (the “Bye-Laws”) shall be amended by the addition of the following new Bye-Law 10A:

“10A.1 Any share of the Company that is held directly or indirectly by the Company (including without limitation any share held by any direct or indirect subsidiary of the Company) shall be treated by the Company as a treasury share acquired and held by the Company in accordance with Section 42B of the Companies Act. For the avoidance of doubt, if any such share is held by a direct or indirect subsidiary of the Company, such share and its holder shall be subject to the same restrictions and exclusions (including without limitation those with respect to voting, member rights, dividends and distributions) as would apply under Section 42B of the Companies Act were such share held by the Company directly.

“10A.2 Subject to the foregoing, the Company may, without the sanction of a Resolution, acquire on such terms as the Board thinks fit and hold shares of the Company as treasury shares in accordance with these Bye-Laws and the Companies Acts”; and

1.2  the Board is directed by the shareholders to take such action as is necessary or appropriate (including without limitation obtaining any further consents and approvals) to give effect to the amendment of the Bye-Laws referred to in paragraph 1.1 above for the purposes of Bye-Law 127 of the Bye-Laws.

Resolution 2.  That the Board is directed by the shareholders, to the extent permitted by the Companies Act 1981 (as amended), immediately to take all such action as is necessary or appropriate to cancel all class B common shares of par value US$0.01 each in the Company immediately after the passing of this resolution in accordance with the Companies Act 1981 (as amended).

The Board of Directors recommends that all shareholders vote AGAINST these resolutions.

If either or both of the two resolutions set forth above is approved at the Special General Meeting, then a separate special general meeting (the “Class B Special General Meeting”) of holders of class B common shares of the Company will be held at the registered office of the Company at the offices of Appleby, Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda promptly following the conclusion of the Special General Meeting to consider, and if thought fit, pass the resolution(s) approved at the Special General Meeting.

Only holders of record of class A common shares and holders of record of class B common shares at the close of business on September 22, 2008 will be entitled to vote at the Special General Meeting and any adjournment thereof.  Only holders of record of class B common shares at the close of business on September 22, 2008 will be entitled to vote at the Class B Special General Meeting and any adjournment thereof.

Under applicable Bermuda law and the Company’s Bye-Laws, if a quorum is present in person or by proxy at the Special General Meeting, the favorable vote of a simple majority of the votes cast by holders of class A common shares and class B common shares, voting together as a single class, will be required in order to approve the two resolutions set forth above.  Under applicable Bermuda law and the Company’s Bye-Laws, if a quorum is present in person or by proxy at the Class B Special General Meeting, the favorable vote of a simple majority of the votes cast by the holder of class B common shares will be required in order to approve the two resolutions set forth above.  Each of the resolutions must be approved at both the Special General Meeting and the Class B Special General Meeting in order to be effective.

Whether or not you expect to attend the Special General Meeting in person, the Company encourages you to vote your shares at your earliest convenience.  If your shares are registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered the “shareholder of record” with respect to those shares, and the proxy materials and proxy card are being sent directly to you by the Company.  As the shareholder of record, you have the right to vote in person at the meeting.  If you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the meeting.  Most shareholders of the Company hold their shares through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name.  If you hold your shares in street name, you are a “beneficial holder,” and the proxy materials are being forwarded to you by your broker, bank or other nominee together with a voting instruction card.  Because a beneficial holder is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting.

By order of the Board of Directors,

EDWIN S. HETHERINGTON Secretary

September 23, 2008

TABLE OF CONTENTS

Page

Proxy Statement	1
Voting Information	2
Proposals—Amendment of Company Bye-Laws and Cancellation of Class B Common Shares	3
Corporate Governance Structure of the Company	4
Background of the Requisition	4
Recommendation of the Board of Directors	7
Shareholding Information	7
Class A and Class B Common Shares	7
Directors and Executive Officers	9
Other Matters	11

i

ORIENT-EXPRESS HOTELS LTD.
Canon’s Court
22 Victoria Street
Hamilton HM 12, Bermuda

PROXY STATEMENT

SPECIAL GENERAL MEETING OF SHAREHOLDERS

SEPARATE SPECIAL GENERAL MEETING OF
HOLDERS OF CLASS B COMMON SHARES

October 10, 2008

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Orient-Express Hotels Ltd., a Bermuda company (the “Company”), of proxies for use at the special general meeting (the “Special General Meeting”) of shareholders, to be held on Friday, October 10, 2008, at 10:00 a.m. (Bermuda time) at the registered office of the Company, which is the office of Appleby, Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda, and at any adjournment thereof.  The Company expects to mail this proxy statement and the appropriate form of proxy to holders of class A and class B common shares on or about September 23, 2008.

At the Special General Meeting, the shareholders of the Company will be asked to consider and vote upon the following resolutions:

Resolution 1.  That:

1.1 the Bye-Laws of the Company (the “Bye-Laws”) shall be amended by the addition of the following new Bye-Law 10A:

“10A.1 Any share of the Company that is held directly or indirectly by the Company (including without limitation any share held by any direct or indirect subsidiary of the Company) shall be treated by the Company as a treasury share acquired and held by the Company in accordance with Section 42B of the Companies Act. For the avoidance of doubt, if any such share is held by a direct or indirect subsidiary of the Company, such share and its holder shall be subject to the same restrictions and exclusions (including without limitation those with respect to voting, member rights, dividends and distributions) as would apply under Section 42B of the Companies Act were such share held by the Company directly.

“10A.2 Subject to the foregoing, the Company may, without the sanction of a Resolution, acquire on such terms as the Board thinks fit and hold shares of the Company as treasury shares in accordance with these Bye-Laws and the Companies Acts”; and

1.2  the Board shall be directed by the shareholders to take such action as is necessary or appropriate (including without limitation obtaining any further consents and approvals) to give effect to the amendment of the Bye-Laws referred to in paragraph 1.1 above for the purposes of Bye-Law 127 of the Bye-Laws.

Resolution 2.  That the Board is directed by the shareholders, to the extent permitted by the Companies Act 1981 (as amended), immediately to take all such action as is necessary or appropriate to cancel all class B common shares of par value US$0.01 each in the Company immediately after the passing of this resolution in accordance with the Companies Act 1981 (as amended).

The Board of Directors recommends that all shareholders vote AGAINST these resolutions.

If either or both of the two resolutions set forth above is approved at the Special General Meeting, then a separate special general meeting (the “Class B Special General Meeting”) of holders of class B common shares of the Company will be held at the registered office of the Company at the offices of Appleby, Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda promptly following the conclusion of the Special General Meeting to consider, and if thought fit, pass the resolution(s) approved at the Special General Meeting.

VOTING INFORMATION

The Board of Directors has fixed the close of business on September 22, 2008, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special General Meeting and at any adjournment thereof.  Accordingly, only holders of record of class A common shares and the holder of record of class B common shares of the Company at the close of business on that date will be entitled to receive notice of and to vote at the Special General Meeting.  On any matter which may properly come before the Special General Meeting, holders of class A common shares of record on the record date will be entitled to one-tenth of one vote per share, and the holder of class B common shares of record on the record date will be entitled to one vote per share.  On the record date, 42,469,500 class A common shares and 18,044,478 class B common shares were issued and outstanding, representing 22,291,428 votes in the aggregate.  The quorum at the Special General Meeting will be constituted by shareholders, either present in person or represented by proxy, holding in the aggregate shares carrying a majority of voting rights entitled to be exercised at the Special General meeting (i.e., carrying a majority of the 22,291,428 votes which may be cast by the holders of all the class A and class B common shares voting together as a single class).

Subject to Bermuda law, under the Company’s Bye-Laws any rights attached to any class of shares may be altered or abrogated with the sanction of a resolution passed by a simple majority at a separate general meeting of the holders of the issued shares of that class.  Accordingly, the Board of Directors has fixed the close of business on September 22, 2008, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Class B Special General Meeting and at any adjournment thereof.  Only the holder of record of class B common shares at the close of business on September 22, 2008 will be entitled to vote at the Class B Special General Meeting and any adjournment thereof.  On any matter which may properly come before the Class B Special General Meeting, the holder of class B common shares of record on the record date will be entitled to one vote per share.  The quorum at the Class B Special General Meeting will be constituted by the shareholder, either present in person or represented by proxy, holding in the aggregate a majority of the outstanding class B common shares.

Whether or not a shareholder expects to attend the Special General Meeting in person, shareholders are encouraged to vote their shares at their earliest convenience.  If your shares are registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered the “shareholder of record” with respect to those shares, and the proxy materials and proxy card are being sent directly to you by the Company.  As the shareholder of record, you have the right to vote in person at the meeting.  If you choose to do so, you can bring the enclosed proxy card or vote using the ballot provided at the meeting.  Most shareholders of the Company hold their shares through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name.  If you hold your shares in street name, you are a “beneficial holder,” and the proxy materials are being forwarded to you by your broker, bank or other nominee together with a voting instruction card.  Because a beneficial holder is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting.

All class A and class B common shares which are represented at the Special General Meeting by properly executed proxies received prior to or at the meeting and not revoked will be voted in accordance with the instructions given in the proxy.  If no instructions are given, a properly signed and dated proxy will be voted AGAINST the resolutions set forth above.

Under applicable Bermuda law, business to be considered at the Special General Meeting and, if necessary, the Class B Special General Meeting, will be confined to that business described in the notice of meeting to which this proxy statement is attached.  Thus, the matters to come before the meeting will be strictly limited to the two resolutions described in the notice of meeting.  All proxies presented at the Special General Meeting or Class B

Special General Meeting, whether given to vote in favor of or against those two resolutions, will, unless contrary written instructions are noted on the proxy form, also entitle the persons named in the proxy to vote the proxies in their discretion on any proposal to adjourn the meeting, or otherwise take action concerning the conduct of the meeting.

Shareholders have the right to revoke their proxies by notifying the Secretary of the Company in writing at any time prior to the time the common shares represented thereby are actually voted.  Proxies may be revoked (i) by filing with the Secretary of the Company, before the vote is taken at the Special General Meeting, either a written notice of revocation bearing a later date than the proxy, or a second duly executed proxy relating to the same shares bearing a later date than the other proxy or (ii) by attending the Special General Meeting and voting in person (although attendance at the meeting without voting will not in and of itself constitute a revocation of a proxy).  Any written notice revoking a proxy or any subsequent proxy should be sent to Orient-Express Hotels Ltd., P.O. Box HM 1179, Hamilton HM EX, Bermuda, Attention: Secretary.

Under applicable Bermuda law and the Company’s Bye-Laws, if a quorum is present in person or by proxy at the Special General Meeting, the favorable vote of a simple majority of the votes cast by holders of class A and class B common shares, voting together as a single class, will be required in order to approve the two resolutions set forth above.  Under applicable Bermuda law and the Company’s Bye-Laws, if a quorum is present in person or by proxy at the Class B Special General Meeting, the favorable vote of a simple majority of the votes cast by the holder of class B common shares will be required in order to approve the two resolutions set forth above.  Each of the resolutions must be approved at both the Special General Meeting and the Class B Special General Meeting in order to be effective.  Thus, a shareholder who does not vote at the Special General Meeting or Class B Special General Meeting will not affect the outcome of the votes so long as a quorum is present at the Special General Meeting or Class B Special General Meeting.

Orient-Express Holdings 1 Ltd. (“Holdings”) is the beneficial owner of all of the Company’s outstanding class B common shares, which entitle it to vote approximately 80.9% of the total combined votes of all outstanding class A and class B common shares.  See “Shareholding Information—Class A and Class B Common Shares.”  Therefore, it has the power to control the outcome of all matters put to a vote of the Company’s shareholders at the Special General Meeting and the Class B Special General Meeting.  The Board of Directors of Holdings has adopted a resolution to vote all of its shares AGAINST the proposed resolutions in connection with any vote at which such resolutions are presented.

PROPOSALS—AMENDMENT OF COMPANY BYE-LAWS AND
CANCELLATION OF CLASS B COMMON SHARES

As a first resolution, it is proposed that the Bye-Laws of the Company be amended by the addition of the following new Bye-Law 10A:

“10A.1 Any share of the Company that is held directly or indirectly by the Company (including without limitation any share held by any direct or indirect subsidiary of the Company) shall be treated by the Company as a treasury share acquired and held by the Company in accordance with Section 42B of the Companies Act. For the avoidance of doubt, if any such share is held by a direct or indirect subsidiary of the Company, such share and its holder shall be subject to the same restrictions and exclusions (including without limitation those with respect to voting, member rights, dividends and distributions) as would apply under Section 42B of the Companies Act were such share held by the Company directly.

“10A.2 Subject to the foregoing, the Company may, without the sanction of a Resolution, acquire on such terms as the Board thinks fit and hold shares of the Company as treasury shares in accordance with these Bye-Laws and the Companies Acts”;

and that the Board be directed by the shareholders to take such action as is necessary or appropriate (including without limitation obtaining any further consents and approvals) to give effect to the amendment of the Bye-Laws referred to above for the purposes of Bye-Law 127 of the Bye-Laws.

As a second resolution, it is further proposed that the Board be directed by the shareholders, to the extent permitted by the Companies Act 1981 (as amended), immediately to take all such action as is necessary or appropriate to cancel all class B common shares of par value US$0.01 each in the Company immediately after the passing of this resolution in accordance with the Companies Act 1981 (as amended).

Corporate Governance Structure of the Company

As has been publicly disclosed to investors since the Company’s initial public offering in 2000, the Company’s capital structure consists of two classes of common shares: class A common shares and class B common shares.  In general, holders of class A common shares and holders of class B common shares vote together as a single class, with holders of class A common shares having one-tenth of one vote per share and holders of class B common shares having one vote per share.  A wholly-owned subsidiary of the Company, Holdings, currently holds all 18,044,478 outstanding class B common shares in the Company representing about 80.9% of the combined voting power of class A and B common shares for most matters submitted to a vote of shareholders.  Therefore, as long as the number of outstanding class B shares exceeds one-tenth the number of outstanding class A common shares, Holdings could control the outcome of most matters submitted to a vote of the shareholders.

Under Bermuda law, common shares of the Company owned by Holdings are outstanding and may be voted by Holdings.  The manner in which Holdings votes its shares is determined by the five directors of Holdings, three of whom, John D. Campbell, Prudence M. Leith and James B. Sherwood, are also directors of the Company, consistently with the exercise by those directors of their fiduciary duties to Holdings.  The Board of Directors of Holdings has adopted a resolution to vote all of its shares AGAINST the proposed resolutions in connection with any vote at which such resolutions are presented.

Background of the Requisition

The Company regularly reviews its business, strategic direction, performance and prospects in the context of developments in its industry and the markets in which it operates with the goal of maximizing long-term shareholder value.

In July 2007, a member of the Company’s Board of Directors met with representatives of The Indian Hotels Company Limited (“IHCL”) to discuss matters relating to their respective businesses.

On September 10, 2007, the Board of Directors received a letter from Dubai Group LLC, a member of the Dubai Holding group (“Dubai”), expressing an interest in acquiring all of the Company’s outstanding class A common shares for a price of $60 per share in cash.  This proposal was subject to the Company agreeing to enter into exclusive negotiations with Dubai, completion by Dubai of due diligence and other conditions.  At a meeting on September 11, 2007, the Board of Directors reviewed Dubai’s proposal, and after consideration and discussion of this proposal, the Board of Directors determined that the Company’s stand-alone business strategy provided the best long-term value and opportunities for the Company and its shareholders.  On September 13, 2007, the Company sent a letter to Dubai stating that the Company had no interest in pursuing its proposal.

On September 14, 2007, the Company received a letter from IHCL regarding its interest in a possible business collaboration with the Company.  On September 17, 2007, IHCL filed a beneficial ownership report on Schedule 13D indicating that it had acquired approximately 10% of the Company’s outstanding class A common shares.  Following a meeting of the Board of Directors, on September 18, 2007, the Company responded in a letter to IHCL that it did not wish to pursue the transaction proposed in IHCL’s letter and issued a press release to that effect.

On October 12, 2007, a representative of the Company met with a representative of IHCL to discuss the general state of the lodging industry and IHCL’s potential interest in a business association with the Company.  On October 19, 2007, the Company received a letter from IHCL containing a proposal for a business collaboration with the Company.  This proposal contemplated that the Company would continue as a standalone public company.

On October 18, 2007, certain entities affiliated with Dubai filed a beneficial ownership report on Schedule 13D.  This Schedule 13D disclosed, among other things, that these entities had acquired approximately 9.2% of the Company’s outstanding class A common shares in order to prevent another shareholder from acquiring a significant stake in the Company, that if a third party were to make an offer for or enter into an agreement to acquire the

Company these entities might consider making an offer to acquire the Company (subject to consideration of all relevant facts and circumstances) and that these entities might contact the Company to determine whether there might be an opportunity to pursue some form of joint strategy or transaction with the Company.  After consideration at a meeting of the Board of Directors, on October 19, 2007, the Company sent a letter to Dubai acknowledging its investment and stating that the Company did not have an interest in pursuing a transaction and that it was the view of the Board of Directors that the Company’s stand-alone business strategy provided the best long-term value and opportunities for the Company and its shareholders.  The Company issued a press release to that effect.  Subsequently, representatives of the Company have from time to time communicated with representatives of Dubai concerning general matters concerning the lodging industry and their respective businesses.

On November 14, 2007, IHCL sent another letter to the Company requesting a meeting with representatives of the Company and outlining terms for a proposed business collaboration between the Company and IHCL.

On November 30, 2007, CR Intrinsic Investors, LLC, together with certain other entities affiliated with Steven A. Cohen (collectively, “SAC”), filed a beneficial ownership report on Schedule 13G disclosing that SAC beneficially owned approximately 5.6% of the Company’s outstanding class A common shares.  Such Schedule 13G asserted that the shares of the Company “were not acquired and are not held for the purpose of…changing or influencing the control of [the Company].”

On December 7, 2007, IHCL filed an amendment to its Schedule 13D reflecting that it had increased its stake in the Company to approximately 11.5% of the outstanding class A common shares.  This amendment described IHCL’s continued interest in a possible association or strategic transaction with the Company.  After a meeting of the Board of Directors to consider IHCL’s interest, on December 10, 2007, the Company sent a letter to IHCL reaffirming the Board’s position that it did not wish to pursue a transaction with IHCL and outlining certain reasons as to why IHCL’s proposal was determined to be inconsistent with the Company’s business strategy and contrary to the long-term interests of the Company and its shareholders.  The Company contemporaneously issued a press release to that effect.  Additionally, on December 10, 2007 the Company amended its shareholder rights plan to modify the ownership threshold in the definition of “Acquiring Person” from shares carrying 20% or more of the total voting rights which may be cast at any general meeting of the Company to 15% or more of the outstanding class A common shares of the Company or 15% or more of the outstanding class B common shares of the Company.

On December 19, 2007, the Company received a letter from IHCL in response to the Company’s December 10 letter which sought to clarify certain matters concerning IHCL’s properties and business strategy.

On January 23, 2008, D. E. Shaw Valence Portfolios, L.L.C., together with certain other entities affiliated with David E. Shaw (collectively, “D. E. Shaw”), filed a beneficial ownership report on Schedule 13G disclosing that D. E. Shaw beneficially owned approximately 5.8% of the Company’s outstanding class A common shares.  Like the Schedule 13G of SAC, this Schedule 13G asserted that the shares of the Company “were not acquired and are not held for the purpose of…changing or influencing the control of [the Company].”

On February 8, 2008, BlackRock, Inc., on behalf of certain of its subsidiaries, filed a beneficial ownership report on Schedule 13G indicating that it beneficially owned approximately 5.2% of the Company’s outstanding class A common shares.

Notwithstanding its certification twenty days earlier that it did not hold its shares in the Company for the purpose of changing or influencing control of the Company, on February 13, 2008, D. E. Shaw sent a letter to the Company expressing certain concerns with respect to the Company’s corporate governance structure and requesting that the Company publicly state whether or not owners of the Company’s class A common shares would have the opportunity to hold a definitive and binding vote regarding a merger or sale of the Company should such a proposal be made.  Also on February 13, D. E. Shaw (including D. E. Shaw Oculus Portfolios, L.L.C.) filed a beneficial ownership report on Schedule 13D disclosing that D. E. Shaw beneficially owned approximately 5.7% of the Company’s outstanding class A common shares.

On February 14, 2008, SAC filed an amendment to its Schedule 13G indicating that it beneficially owned approximately 4.8% of the Company’s outstanding class A common shares, and on February 15, 2008, SAC filed a subsequent Schedule 13G indicating that it beneficially owned approximately 7.5% of the Company’s outstanding class A common shares.  Such amendment reiterated SAC’s earlier certification that its shares in the Company “were not acquired and are not held for the purpose of…changing or influencing the control of [the Company].”

Notwithstanding its two previous certifications that it did not hold its shares in the Company for the purpose of changing or influencing control of the Company, on May 16, 2008, SAC filed a Schedule 13D in which it indicated that it beneficially owned approximately 5.5% of the Company’s outstanding class A common shares and expressed concern with respect to the Company’s corporate governance structure, including the legality of the structure and its impact on the value of the Company.

Also on May 16, 2008, the Company received a letter from D. E. Shaw requesting that the Company include a resolution on the agenda for its June 4, 2008 Annual General Meeting which would direct the Board of Directors to engage an investment bank whose purpose would be to conduct a formal process to consider all of the Company’s strategic alternatives.  On May 21, 2008, the Company sent a letter to D. E. Shaw in response to its February 13 and May 16 letters.  In this letter the Company explained that it would not include the proposed resolution on the Annual General Meeting agenda because the proposal itself was deficient under Bermuda law, the Board of Directors disagreed with its premises and, under Bermuda law and the Company’s Bye-Laws, the resolution itself was not one that could properly be brought before the Annual General Meeting.  In this letter, the Board of Directors also stated that it did not believe that it is in the interest of the Company or its shareholders to comment on the application of its corporate governance structure in hypothetical situations.

On May 27, 2008, D. E. Shaw filed an amendment to its Schedule 13D indicating that it beneficially owned approximately 7.6% of the Company’s outstanding class A common shares.

On June 3, 2008, D. E. Shaw and SAC each filed amendments to their respective Schedules 13D disclosing that D. E. Shaw and SAC had entered into an agreement to (1) share information with respect to their respective acquisitions of the Company’s common shares; (2) restrict certain acquisitions and dispositions of the Company’s common shares; (3) consult with each other prior to making any public statements relating to the Company and (4) potentially share certain expenses incurred in connection with the transactions contemplated by the agreement, in each case during the term of the agreement.  As of June 3, D. E. Shaw and SAC together beneficially owned approximately 13.1% of the Company’s outstanding class A common shares.

At the Company’s June 4, 2008 Annual General Meeting, a representative of D. E. Shaw read a statement and delivered a letter challenging the Company’s corporate governance structure as it relates to the ownership and voting of the class B common shares.  D. E. Shaw and SAC further challenged the Company’s corporate governance structure in a letter to the Board of Directors dated July 24, 2008.

The Company responded to D. E. Shaw and SAC by letter dated August 1, 2008.  In this letter, the Company expressed its strong disagreement with D. E. Shaw’s and SAC’s suggestion that the corporate governance structure is not permissible by law.  The Company also stated that its corporate governance structure has been thoroughly analyzed by legal counsel and the Company is confident that the structure is valid and proper under Bermuda law.  The Company further stated that its corporate governance structure has been in place since the Company became a public company in 2000, has been fully described in the Company’s public filings and clearly disclosed to investors considering buying the Company’s shares.

On August 4, 2008, the Company received a letter from D. E. Shaw and SAC reiterating their objections to the Company’s corporate governance structure and expressing an intent to deliver to the Company a requisition calling for a special shareholders meeting to give class A common shareholders the opportunity to express their views on whether the Company’s corporate governance structure should be revised.  Also on August 4, 2008, D. E. Shaw and SAC each filed amendments to their respective Schedules 13D stating that D. E. Shaw and SAC together beneficially owned approximately 14.1% of the Company’s outstanding class A common shares.

On August 25, 2008, the Company received a letter from D. E. Shaw and SAC, together with a requisition, calling for the Board of Directors to convene a special general meeting of the Company to consider the proposals set forth above.  This letter stated that if the Board of Directors did not, within 21 days from the date of deposit of the requisition, proceed to convene a meeting of shareholders in accordance with the requisition, these shareholders intended to convene a special general meeting as provided under Bermuda law.  On August 26, 2008, D. E. Shaw and SAC each filed amendments to their respective Schedules 13D stating that D. E. Shaw and SAC together beneficially owned approximately 14.3% of the Company’s outstanding class A common shares.

At a meeting on September 8, 2008, the Board of Directors of the Company considered the requisition received from D. E. Shaw and SAC.  Despite serious doubts concerning the validity of the purported requisition, the Board of Directors decided to convene the Special General Meeting to vote on the proposed resolutions in order to avoid a potentially protracted and expensive dispute.  At this meeting, the Board of Directors also adopted a resolution recommending that shareholders vote AGAINST the proposed resolutions at the Special General Meeting.

Separately on September 8, 2008, the Board of Directors of Holdings adopted a resolution to vote all of its class B common shares AGAINST the proposed resolutions in connection with any vote at which such resolutions are presented.

On September 12, 2008, the Company issued a press release announcing its plans to convene the Special General Meeting on October 10, 2008 to consider the resolutions proposed by D. E. Shaw and SAC and mailed a notice of the Special General Meeting and a letter from the Company to its registered shareholders.

Recommendation of the Board of Directors

Your Board has serious doubts concerning the validity of the purported requisition and believes that it is misconceived and contrary to the best interests of the Company and its shareholders.  Nonetheless, in order to avoid subjecting the Company and its shareholders to a potentially protracted and expensive dispute, the Company has convened the Special General Meeting and, if necessary, the Class B Special General Meeting to consider the proposed resolutions.  However, the Board reserves the right to challenge the validity of any resolutions that may be approved at these special meetings.

These proposals, if adopted, would unwind the corporate governance structure which has been in place since the time of the Company’s initial public offering and would materially alter the class rights of the class B common shares.  This structure was implemented in order to preserve the Board’s ability to oppose any proposals that are contrary to the best interests of the Company and its shareholders, including coercive or unfair offers to acquire the Company, and thus preserve the value of the Company for all of its shareholders.  It has been consistently described in the Company’s public filings and investors in the Company have been aware of this structure since 2000.  The Board is acutely aware of its fiduciary duties to its shareholders in its evaluation of all corporate opportunities and vigorously disagrees with the proposed resolutions because they would jeopardize the Board’s ability to preserve the long-term interests of the Company.

The Board is aware that the Board of Directors of Holdings, which, as the beneficial owner of all of the outstanding class B common shares, is entitled to vote approximately 80.9% of the total combined votes of all outstanding class A and class B common shares, has adopted a resolution to vote all of its shares AGAINST the proposed resolutions in connection with any vote at which such resolutions are presented.

The Board of Directors recommends that all shareholders vote AGAINST these resolutions.

SHAREHOLDING INFORMATION

Class A and Class B Common Shares

The following table contains information concerning the only persons known to the Company to be the beneficial owners of more than five percent of the outstanding class A common shares or class B common shares of the Company.

Holdings listed in the table below is a wholly-owned subsidiary of the Company, owns all of the outstanding 18,044,478 class B common shares in the Company and has sole voting and dispositive power over these shares. Under Bermuda law, the shares owned by Holdings are outstanding and may be voted. Each class B common share is convertible at any time at the holder’s option into one class A common share of the Company and, therefore, the number of shares shown below would also represent the number of class A common shares into which the class B common shares are convertible.

Voting and dispositive power with respect to the class B common shares owned by Holdings is exercised by its Board of Directors, who are Ms. Leith, Messrs. Campbell and Sherwood and two other persons who are not directors or officers of the Company. Each of these persons may be deemed to share beneficial ownership of the class B common shares owned by Holdings for which he or she serves as a director, as well as the class A common shares into which those class B common shares are convertible, but is not shown in the table below.

Name and Address	Number of Class A and Class B Shares	Percent of Class A Shares(1)	Percent of Class B Shares
Orient-Express Holdings 1 Ltd. 22 Victoria Street Hamilton HM 12 Bermuda	18,044,478	29.8%	100.0%
The Indian Hotels Co. Ltd. and Samsara Properties Ltd.(2) Mandlik House, Mandlik Road Mumbai 400 001, India	4,880,764(7)	11.5%	—
Jumeirah Assets LLC et al.(3) c/o Dubai Holding Emirates Towers/Offices, Level 49 P.O. Box 73311 Dubai, United Arab Emirates	3,911,611(7)	9.2%	—
D. E. Shaw & Co. L.P. et al.(4) 120 West 45th Street Tower 45, 39th Floor New York, New York 10036	3,218,678(7)	7.6%	—
CR Intrinsic Investors, LLC et al.(5) 72 Cummings Point Road Stamford, Connecticut 06902	2,835,000(7)	6.7%	—
BlackRock Inc.(6) 40 East 52nd Street New York, New York 10022	2,206,313(7)	5.2%	—

(1)
Each percentage of class A common shares shown in the table is based on 42,469,500 class A common shares outstanding on September 22, 2008, plus the class A shares issuable upon conversion of the class B common shares beneficially owned by that person, if any.

(2)
The information with respect to IHCL and its subsidiary Samsara Properties Ltd. relates only to class A common shares and is derived from their joint Schedule 13D report as amended as of December 19, 2007 and filed with the U.S. Securities and Exchange Commission on that date. The report states that these companies have shared voting and dispositive power with respect to 4,880,764 class A shares.

(3)
The information with respect to Jumeirah Assets LLC (“Jumeirah”) relates only to class A common shares and is derived from the joint Schedule 13D report as of October 18, 2007 and filed with the U.S. Securities and Exchange Commission on that date by Jumeirah, Dubai Holding Commercial Operations Group LLC, Dubai Holding LLC, and Mohammad Abdulla Ali Al Gergawi. The report states that these companies and Mr. Gergawi have shared voting and dispositive power with respect to 3,911,611 class A shares.

(4)
The information with respect to D. E. Shaw & Co. LP (“D. E. Shaw”) relates only to class A common shares and is derived from the joint Schedule 13D report as amended as of August 25, 2008 and filed with the U.S. Securities and Exchange Commission on August 26, 2008 by D. E. Shaw, D. E. Shaw Valence Portfolios, L.L.C. (“Valence”), D. E. Shaw Oculus Portfolios, L.L.C. (“Oculus”), D. E. Shaw & Co., L.L.C. (“Shaw LLC”) and David E. Shaw. The report states that (a) Mr. Shaw is President and sole shareholder of D. E. Shaw & Co. Inc. which is the general partner of D. E. Shaw which in turn is the managing member and investment adviser of Valence and the investment adviser of Oculus and D. E. Shaw Synoptic Portfolios 2 LLC (“Synoptic”), (b)

Mr. Shaw is President and sole shareholder of D. E. Shaw & Co. II, Inc. which is the managing member of Shaw LLC which in turn is the managing member of Oculus and Synoptic, (c) D. E. Shaw and Mr. Shaw have shared voting and dispositive power with respect to 3,218,678 class A shares, (d) Valence has shared voting and dispositive power with respect to 2,273,300 class A shares, (e) Oculus has shared voting and dispositive power with respect to 945,344 class A shares, and (f) Shaw LLC has shared voting and dispositive power with respect to 945,378 class A shares which are comprised of the Oculus shares and 34 class A shares beneficially owned by Synoptic.

(5)
The information with respect to CR Intrinsic Investors, LLC (“CR Intrinsic Investors”) relates only to class A common shares and is derived from the joint Schedule 13D report as amended as of August 25, 2008 and filed with the U.S. Securities and Exchange Commission on August 26, 2008 by CR Intrinsic Investors, CR Intrinsic Investments, LLC (“CR Intrinsic Investments”) and Steven A. Cohen. The report states that (a) Mr. Cohen controls CR Intrinsic Investments, (b) CR Intrinsic Investors has an investment management agreement with CR Intrinsic Investments and holds all investment and voting power with respect to securities held by CR Intrinsic Investments and (c) CR Intrinsic Investors, CR Intrinsic Investments and Mr. Cohen have shared voting and dispositive power with respect to 2,835,000 class A shares.

(6)
The information with respect to BlackRock Inc. (“BlackRock”) relates only to class A common shares and is derived from its Schedule 13G report as of February 8, 2008 and filed with the U.S. Securities and Exchange Commission on that date. The report states that (a) BlackRock is a parent holding company and an investment adviser, (b) certain subsidiaries of BlackRock (BlackRock Advisors LLC, BlackRock Capital Management, Inc., BlackRock Financial Management, Inc., BlackRock Investment Management, LLC, BlackRock Japan Co. Ltd., and State Street Research & Management Co.) are investment advisers that hold class A shares, and (c) BlackRock has shared voting and dispositive power with respect to 2,206,313 class A shares.

(7)	Class A common shares only.

Directors and Executive Officers

The following table contains information concerning the beneficial ownership as of September 22, 2008 of class A common shares of the Company by each director and executive officer of the Company, and by all directors and executive officers of the Company as a group. Each person has sole voting and dispositive power with respect to his or her shares except Mr. Campbell, who shares voting and dispositive power with respect to all his shares, Mr. Lovejoy, who shares dispositive power with respect to 200 class A common shares, and Mr. Sherwood, who shares voting and dispositive power with respect to 10,300 class A common shares although he disclaims beneficial ownership of these shares. Each individual’s holding is less than one percent of the class A common shares outstanding, other than Mr. Sherwood with 1.3%. The group total includes 95,000 class A common shares covered by exercisable stock options held by directors and executive officers under the Company’s 2000 and 2004 Stock Option Plans which, together with the other shares owned by directors and executive officers, represents 1.6% of the class A common shares outstanding.

Ms. Leith and Messrs. Campbell and Sherwood are directors of Holdings, but the shares owned by Holdings shown in the table immediately above are not included in the following table.

Name	Number of Class A Shares
Filip J. M. Boyen	—
John D. Campbell.	1,000
Roger V. Collins	—
Edwin S. Hetherington	1,000
James B. Hurlock	1,000
Pippa Isbell	650
Prudence M. Leith	—
J. Robert Lovejoy	5,200
Martin O’Grady	—
Georg R. Rafael	2,500
Maurizio Saccani	—
James B. Sherwood	545,295
Nicholas R. Varian	600
Paul M. White	7,500
David C. Williams	1,000
All directors and executive officers as a group (15 persons), including 95,000 class A common shares issuable upon exercise of currently exercisable stock options	660,745

OTHER MATTERS

Proxies are being solicited herein by and on behalf of the Board of Directors. The cost of soliciting proxies (including a fee of approximately $100,000 to be paid to MacKenzie Partners, Inc. as proxy solicitor) will be borne by the Company.

The Company is incorporated in the Islands of Bermuda and is a ‘‘foreign private issuer’’ within the meaning of the rules of the U.S. Securities Exchange Commission. As such, the Company is exempt from the Commission’s rules relating to the disclosure and procedural requirements for proxy solicitations. In addition, directors, officers and ten percent shareholders of the Company are exempt from the reporting and ‘‘short-swing profits’’ liability provisions in Section 16 of the U.S. Securities Exchange Act of 1934. The Company has elected to file annual and periodic reports with the Commission on forms applicable to United States domestic issuers (Forms 10-K, 10-Q and 8-K, including the certifications required by Item 601(b)(31) of Regulation S-K) although it is eligible to file such reports on other forms available to foreign private issuers.

By order of the Board of Directors,

Paul M. White President and Chief Executive Officer

September 23, 2008